As filed with the Securities and Exchange Commission on April 30, 2015

Securities Act File No. 33-16245
 Investment Company Act File No. 811-05276

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.__
Post-Effective Amendment No. 38
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Post-Effective Amendment No. 38
(Check appropriate box or boxes)

VALUE LINE FUNDS VARIABLE TRUST
(formerly, Value Line Strategic Asset Management Trust)
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, NY 10036
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (212) 907-1900

Mitchell E. Appel Value Line Funds 7 Times Square, 21st Floor, New York, New York 10036-6524 (Name and Address of Agent for Service)

Copy to: Peter D. Lowenstein, Esq. 515 West Lyon Farm Drive Greenwich, CT 06831

It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b)
☒	On April 30, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

Value Line
Strategic Asset Management Trust
A series of Value Line Funds Variable Trust

P R O S P E C T U S
M A Y 1 , 2 0 1 5

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary

Investment objective Page 2

Fees and expenses Page 2

Principal investment strategies of the Fund Page 3

Principal risks of investing in the Fund Page 4

Fund performance Page 7

Management Page 8

Purchase and sale of Fund shares Page 8

Tax information Page 8

Payments to broker-dealers and other financial intermediaries Page 9

How The Fund Is Managed

Investment objective Page 10

Principal investment strategies Page 10

Non-principal investment strategies Page 12

The principal risks of investing in the Fund Page 13

Who Manages the Fund

Investment Adviser Page 18

Management fees Page 18

Portfolio management Page 18

About Your Account

How to buy and sell shares Page 19

Frequent purchases and redemptions of Fund shares Page 2 1

Dividends, distributions and taxes Page 2 3

Other information Page 2 4

Financial Highlights

Financial Highlights Page 2 5

F U N D S U M M A R Y

Investment objective

The Fund ’s investment objective is to achieve a high total investment return consistent with reasonable risk.

Fees and expenses

This table describes the fees and expenses you pay in connection with an investment in the Fund . It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	1.03%
Less: 12b-1 Fee Waiver*	-0.15%
Net Expenses after Fee Waiver	0.88%

*  Effective May 1, 201 4 through June 30, 201 6 , EULAV Securities LLC (the “Distributor”) has contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.15% of the Fund’s average daily net assets.  There is no assurance that the Distributor will extend the contractual fee waiver beyond June 30, 201 6 .  The waiver cannot be modified or terminated before June 30, 201 6 without the approval of the Board of Trustees of Value Line Funds Variable Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund ’s operating expenses remain the same except in year one.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Strategic Asset Management Trust	$90	$313	$554	$1,246

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Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund ’s performance. During the most recent fiscal year the Fund ’s portfolio turnover rate was 1 5 % of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund ’s investment objective, EULAV Asset Management (the “Adviser”) invests in a broad range of common stocks, bonds and money market instruments in accordance with an asset allocation strategy based primarily on data derived from proprietary computer models for the stock and bond markets which Value Line, Inc. developed. The Adviser attempts to achieve the Fund ’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c) money market instruments (debt securities with maturities of less than one year). On occasion, the Fund may invest in debt securities rated below BBB which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises.

While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Fund ’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. There are no set limitations of investments in any category or according to a company’s size. As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund , but has discretion, including whether and which ranked stocks to include within the Fund ’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund ’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.

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Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The risks vary depending upon the Fund ’s mix of stocks, bonds and money market securities. Therefore, before you invest in the Fund you should carefully evaluate the risks.

●
Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

●
Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

●
Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of debt securities usually increase, but the Fund ’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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●	Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is greater for corporate, asset-backed, and foreign government debt securities than for U.S. government debt securities.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

●
Inflation Risk. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security.

●	Asset Allocation Risk. Asset allocation risk is the risk that the Fund ’s selection and weighting of different asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. Because the Fund ’s weightings among different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of stocks, debt securities and money market securities in its portfolio.

●
Government Securities. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.

●
Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the maturity of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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●
Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund ’s portfolio.

●
Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●
Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 13.
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Fund performance

This bar chart and table can help you evaluate the risks of investing in the Fund . The bar chart below shows how returns for the Fund ’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of a custom index comprised of the returns of the S&P 500® Index (weighted 60%), which is a broad based market index, and the Barclays Capital Aggregate Bond Index (weighted 40%), which measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund ’s returns would be less than those shown. All returns reflect reinvested dividends. The Fund ’s past performance is not necessarily an indication of how it will perform in the future.

Total returns as of 12/31 each year (%)

Best Quarter: Q2 2009 +14.52% Worst Quarter: Q4 2008 –17.66%

Average Annual Total Returns for the Periods Ended December 31, 201 4

	1 year	5 years	10 years
Value Line Strategic Asset Management Trust	8.51%	12.72%	7.66%
60/40 S&P 500 Index/Barclays Capital Aggregate Bond Index	10.60%	11.05%	6.49%
(reflects no deduction for fees, expenses or taxes)(1)

(1)   This custom index is composed of a 60% weighting in the S&P® 500 Index and a 40% weighting in the Barclays Capital Aggregate Bond Index, calculated on a total return basis with dividends reinvested.

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Management

Investment Adviser. The Fund ’s investment adviser is EULAV Asset Management.

Portfolio Managers. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund ’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the non-equity portion of the Fund ’s portfolio. Mr. Grant has been a portfolio manager of the Fund since 1991. Mr. Geffen has been a portfolio manager of the Fund since 2001. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund ’s portfolio managers since December 2012.

Purchase and sale of Fund shares

You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

The Fund imposes no minimum investment requirements.

The Fund ’s shares are redeemable and you may redeem your shares (sell them back to the Fund ) through GIAC by writing to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

Tax information

For federal income tax purposes, the Fund ’s dividends and capital gain distributions are treated as having been received by GIAC, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their GIAC variable annuity or variable life insurance policy or their tax adviser for a discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.

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Payments to broker-dealers and other financial intermediaries

The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts. The Fund and the Adviser and/or the Distributor or other related companies make payments to GIAC , the sponsoring insurance company (or its affiliates), for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences or other services related to the sale or promotion of the Fund . These payments may be a factor that GIAC considers in including the Fund as an underlying investment option in the variable contracts and may create a conflict of interest by influencing an agent of GIAC or other intermediary to recommend a variable contract and the Fund over another investment. Ask your GIAC agent or financial intermediary, or visit the website of GIAC, for more information. The disclosure document for your variable contract may contain additional information about these payments.

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H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund ’s investment objective is to achieve a high total investment return consistent with reasonable risk. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.

Principal investment strategies

Y ou should consider an investment the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund ’s objective.

The Fund attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year (principally investment grade) and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Fund ’s assets among these types of securities is determined by the Adviser and is primarily based on data derived from proprietary computer models for the stock and bond markets which Value Line, Inc. developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Fund ’s assets that can be invested in common stocks, debt or money market securities. When the asset allocation model indicates a preference for common stocks, the percentage of the Fund ’s total assets invested in common stocks will be increased. Similarly, if the expected total return from common stocks is poor, then a greater percentage of the Fund ’s assets will be invested in debt or money market securities. The Fund is typically weighted towards common stocks over debt and money market securities.

Investment in Equity Securities. While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting securities for purchase or sale. The Value Line TimelinessTM Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.

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The rankings of companies by the Value Line Timeliness Ranking System (“Timeliness Rankings”) are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 95% of the market capitalization of all stocks traded in U.S. securities exchanges. There are a relatively small number of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks under review. The Timeliness Rankings are updated weekly.

The Value Line Performance Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Value Line Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) and mid-sized market capitalizations (between $1 billion and $5 billion), along with a relatively small number of foreign issuers. The Performance Ranking System relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 2,900 stocks under review.

Neither Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Fund ’s investments usually, as measured by the number and total value of purchases, are selected from common stocks issued by companies that are ranked 1, 2 or 3 by either Ranking System at the time of purchase. The Fund relies on the Ranking System whenever feasible. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period. As described above, the Adviser relies primarily on the rankings of companies by the Ranking Systems in selecting stocks for the Fund , but has discretion, including whether and which ranked stocks to include within the Fund ’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund ’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.

Investment in Debt Securities. The debt securities in which the Fund invests are principally investment grade debt securities issued by U.S. corporations.

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Investment grade debt securities are securities rated within one of the four highest categories of a nationally recognized statistical rating organization (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization), or, if not rated, believed by the Adviser to be of equivalent credit quality. The Fund may also invest in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

U.S. Government securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

In selecting debt securities, the Adviser evaluates the credit quality and liquidity of the debt security and its value relative to comparable securities as well as its historic trading level. The Fund may sell a debt security if its rating falls below the four highest categories. The Fund may invest in debt securities with either fixed or variable reset terms.

Investment in Money Market Securities. The short-term instruments in which the Fund invests are primarily U.S. government obligations and repurchase agreements.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund ’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

Securities lending. From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.

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Rule 144A securities. The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

Portfolio turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. See “Financial Highlights” for the Fund ’s most current portfolio turnover rates.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

The principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. The risks of investing in the Fund may vary depending on the mix of equity securities, debt securities and money market instruments. Therefore, before you invest in the Fund you should carefully evaluate the risks.

● Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

● Equity Securities. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. Reasons related directly to the issuer include the performance of its management, financial leverage, or reduced demand for the issuer’s goods and services. General movements in the equity markets occur in response to broader economic events, like changing interest rates and monetary policy. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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●	Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause the Fund ’s income from certain asset-backed and high yield debt securities to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the market prices of debt securities usually increase, but the Fund ’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

●	Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of the Fund ’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is greater for corporate, asset-backed, and foreign government debt securities than for U.S. government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

●	Inflation Risk. The market price of the Fund ’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund . Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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●	Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk. The Fund ’s investments in mortgage-backed and asset-backed securities may cause the Fund ’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund ’s investment restrictions. This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund ’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund .

●	Government Securities. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.

●	Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the maturity of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment and increases sensitivity to interest rate changes in any environment.

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●	Ranking System Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund ’s portfolio.

●	Asset Allocation Risk. Asset allocation risk is the risk that the Fund ’s selection and weighting of different asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities. Because the Fund ’s weightings among different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of stocks, debt securities and money market securities in its portfolio. Such variation in risks may be greater for an investment in the Fund than an investment in funds holding a single asset class.

●	Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●	Cyber Security Risk . As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

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Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Please see the Statement of Additional Information for a further discussion of non-principal risks. Information on the Fund ’s recent portfolio holdings can be found in the Fund ’s current annual, semi-annual or quarterly reports. A description of the Fund ’s policies and procedures with respect to the disclosure of the Fund ’s portfolio securities is also available in the Statement of Additional Information.

17

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund ’s officers under the oversight of the Board of Trustees.

Investment Adviser

The Fund ’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor, New York, NY 10036. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2. 4 billion as of March 31, 201 5 .

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund ’s average daily net assets.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund ’s most recent semi-annual report to the shareholders for the six month period ended June 30.

Portfolio management

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund ’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the nonequity portion of the Fund ’s portfolio. Mr. Grant has been a portfolio manager of the Fund since 1991. Mr. Geffen has been a portfolio manager of the Fund since 2001. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund ’s portfolio managers since December 2012. There is additional information in the Statement of Additional Information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

18

A B O U T Y O U R A C C O U N T

How to buy and sell shares

You may invest in the Fund only by purchasing certain Contracts issued by GIAC. The Fund continuously offers its shares to GIAC’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund . GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Fund redeems shares from GIAC’s separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

■	Distribution plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), the Fund has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Fund may pay the Distributor a fee at an annual rate of 0.40% of the Fund ’s average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund . These activities include, among other things: providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund ; providing administrative support services to the Fund in connection with the distribution of the Fund ’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Fund . The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. The Distributor has contractually agreed to waive a portion of the Fund ’s Rule 12b-1 fee in an amount equal to 0.15% of the Fund ’s average daily net assets through June 30, 201 6 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Trust ’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

19

■	Additional compensation to financial intermediaries

In addition, the Adviser, the Distributor and/or their affiliates (collectively, the “Service Providers”) make payments to GIAC as the sponsoring insurance company and/or its affiliates (collectively, “intermediaries”), based on the value of shares underlying the Contracts, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, or their making shares of the Fund and certain other funds available as underlying investments for the Contracts. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.

An intermediary may make decisions about which variable contracts and, which underlying investment options, it offers or recommends, or what services it provides for various products based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a variable contract and the Fund over another investment. More information regarding these payments is contained in the Fund’s SAI, which is available as described on the back cover page of this Prospectus. Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Please contact your agent or intermediary, or visit the website of GIAC, for more information. The disclosure document for your variable contract may contain additional information about these payments.

■	Net asset value

The Fund ’s net asset value (“NAV”) per share is determined for purposes of both purchases and redemptions as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business. The Fund may price orders which are received from GIAC after the daily NAV calculation at such day’s NAV provided that the order was received in good standing from the Contractowner by GIAC before the NAV calculation. You should consult your Contract for any additional policies or restrictions applied by GIAC to the purchase or redemption of shares of the Fund .

20

NAV is calculated by adding the value of all the securities and assets in the Fund ’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Official Closing Price, unless no sale occurred on that date, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.

There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund ’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund ’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

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Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

■	sells shares of the Fund within 30 days after the shares were purchased; or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund , the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor or broker , or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Distributor, the Adviser, the Fund nor any of the Fund ’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. However, shares of the Fund are held through omnibus accounts maintained by insurance company separate accounts, where the holdings of multiple Contractowners, such as all the clients of one separate account, are aggregated. The ability to monitor trading practices by Contractowners purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund ’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund , through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund ’s request, certain identifying and transaction information regarding all Contractowners. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to the policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.

22

Dividends, distributions and taxes

The Fund intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually in order to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below. All dividends and capital gains distributions will be automatically reinvested, at NAV , by GIAC’s separate accounts in additional shares of the Fund .

For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC rather than by Contractowners. Under the Code, generally dividends and net short-term capital gain distributions from the Fund are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain. The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Fund as well as how to elect and report its cost basis in the shares of the Fund . Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts to Contractowners.

The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its assets to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

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In addition, the Fund also intends to comply with certain diversification and investor control requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information on these diversification requirements is contained in the Fund ’s Statement of Additional Information.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Other information

The Fund issues and sells its shares to separate accounts of GIAC. As legal owner of the shares of the Fund attributable to Contracts issued by its separate accounts, GIAC is entitled to vote those shares with respect to matters submitted to a vote of the Fund ’s shareholders. However, GIAC has informed the Fund that it votes outstanding shares of the Fund attributable to Contracts in accordance with instructions received from Contractowners. GIAC will vote the Fund ’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

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F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund ’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Total returns do not reflect the effects of charges deducted under the terms of the Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown. This information has been derived from the Fund ’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund ’s financial statements, is included in the Fund ’s annual report, which is available upon request by calling 800-221-3253.

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year:
	Years Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.17	$20.87	$18.52	$17.96	$15.72
Income from investment operations:
Net investment income	0.15	0.12	0.19	0.13	0.11
Net gains on securities (both realized and unrealized)	1.70	4.22	2.64	0.54	2.27
Total from investment operations	1.85	4.34	2.83	0.67	2.38
Less distributions:
Dividends from net investment income	(0.11)	0.19	(0.13)	(0.11)	(0.14)
Distributions from net realized gains	(2.74)	1.85	(0.35)	–	–
Total d istributions	(2.85)	2.04	(0.48)	(0.11)	(0.14)
Net asset value, end of year	$22.17	$23.17	$20.87	$18.52	$17.96
Total return*	8.51%	21.63%	15.43%	3.68%	15.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$323,884	$344,502	$321,828	$319,894	$356,645
Ratio of gross expenses to average net assets (1)	1.03%	1.03%	1.04%	1.03%	1.03	%(2)
Ratio of net expenses to average net assets (3)	0.88%	0.88%	0.89%	0.88%	0.84	%(4)
Ratio of net investment income to average net assets	0.62%	0.48%	0.84%	0.60%	0.56%
Portfolio turnover rate	15%	17%	24%	28%	21%
*	Total returns do not reflect the effects of charges deducted under the terms of the Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.
(1)	Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.
(2)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund .
(3)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund .

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For more information

Two documents are available that offer further information about the Fund :
Annual/Semi-annual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information about the Fund . A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

The Fund ’s Statement of Additional Information, annual and semi-annual shareholder reports are not available on the Fund ’s website because the Fund ’s shares are not available for sale directly to investors. Investors may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts issued by GIAC.

To obtain a free copy of the current annual/semi-annual report:
Online: http://www.guardianinvestor.com/public/products/prospectus.aspx
By mail: 7 Hanover Square, New York, NY 10004
By phone: 1-800-221-3253

You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person:	at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Investment Adviser	Custodian
EULAV Asset Management	State Street Bank and Trust Company
7 Times Square, 21st Floor	225 Franklin Street
New York, NY 10036-6524	Boston, MA 02110

Value Line Strategic Asset Management Trust , a series of the Value Line Funds Variable Trust
7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-05276

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VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
A SERIES OF VALUE LINE FUNDS VARIABLE TRUST

7 Times Square, 21st Floor, New York, New York 10036-6524
800-221-3253

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 201 5

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line Strategic Asset Management Trust (the “ Fund ”) dated May 1, 201 5 . The Fund is a series of Value Line Funds Variable Trust (the “Trust ”). The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund ’s 201 4 Annual Report to Contractholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and the Prospectus is available from the Fund upon request and without charge by writing or telephoning the Fund as indicated above.

B-1

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

History and Classification. The Trust is a Massachusetts business trust organized in Massachusetts in 1987 as a series trust authorized to issue separate series of shares of beneficial interest. In September 2014, it changed its name from “Value Line Strategic Asset Management Trust” to “Value Line Funds Variable Trust.” The Trust has two series, the Value Line Strategic Asset Management Trust (the “Fund”) and the Value Line VIP Equity Advantage Fund. Only the Fund is described in this SAI. The Fund ’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Non-Principal Investment Strategies and Associated Risks.

Restricted Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”), if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund ’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

In addition, the Fund may purchase certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund ’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund ’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, will monitor the Fund ’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Stock Index Futures Contracts and Options Thereon. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Trust will only enter into futures contracts and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

B-2

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, the Fund ’s commodity interests which include forward currency contracts – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions do not exceed 5% of the Fund ’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund ’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by the Fund will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund ’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens.

There can be no assurance of the Fund ’s successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund ’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund ’s successful use of stock index futures as a hedging device.

B-3

The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes as a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund . The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

Successful use of stock index futures by the Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund ’s overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

B-4

Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund , defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

Covered Call Options. The Fund may write covered call options on stocks held in its portfolio (“covered options”) in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.

When an option is written on securities in the Fund ’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund ’s position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

Repurchase Agreements. The Fund may invest temporary cash balances in money market funds and/or repurchase agreements. A repurchase agreement involves a sale of securities to the Fund , with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund , FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund . Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and other Investment Companies” below.

B-5

Lending Portfolio Securities. The Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund (including the loan collateral), and the Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund ’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund ’s proxy voting policies. The Fund invests cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with the Fund ’s investment restrictions). The Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with the Fund ’s securities lending guidelines.

When-Issued Securities. The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund . Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund ’s other assets. While when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

Purchasing and Writing Put and Call Options. The Fund may purchase and write listed put and call options on equity and debt securities. The Fund will engage in these option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Fund .

B-6

The Fund will only write put and call options if “secured.” The writing of a covered call option (as described above) is one type of “secured” call option the Fund may write. A call option is “secured” if the Fund owns the securities underlying the call, if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Fund establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

A put option is “secured” if the Fund holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Fund places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Fund ’s custodian. The segregated account will be adjusted daily to reflect the current value of the put.

The Fund may enter into “closing purchase transactions” or “closing sale transactions” to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of a put or call option, the Fund may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of a put or call option, the Fund may liquidate its position by selling the option previously purchased.

The Fund may realize a profit or loss upon entering into a closing purchase or sale transaction. The Fund will realize a profit if the cost of a closing purchase transaction is less than the net premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the net premium received upon writing the original option. Whether the Fund realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs, including commission.

ETFs and Other Investment Companies. The Fund may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Fund may also invest cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When the Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund ’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund , the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop. The Investment Company Act of 1940 (the “1940 Act”) generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company. In addition, the Fund’s ability to invest in ETF’s is limited by separate tax diversification and investor control rules. See “Taxes” below for more information.

B-7

Fund Fundamental Policies.

In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:

Concentration.

	(1)	purchase the securities of any issuer if, as a result of such purchase, the Fund ’s investments would be concentrated in any particular industry.

Borrowing.

	(2)	borrow money.

Senior Securities.

	(3)	issue senior securities.

Lending.

	(4)	make loans.

Real Estate & Commodities.

	(5)	purchase or sell commodities or real estate.

Underwriting Securities.

	(6)	underwrite the securities of other issuers.

The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund , which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-fundamental Policies.

The following policy is considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. Shareholders will be notified of any changes to the Fund ’s non-fundamental policy.

The Fund ’s investment objective is non-fundamental. The primary investment objective of the Fund is to achieve a high total investment return consistent with reasonable risk.

Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

B-8

Additional Information about the Fund ’s Policies.

The information below is not part of the Fund ’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund . Where applicable, information is also provided regarding the Fund ’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund ’s commitment, such agreement or transaction will not be considered a senior security by the Fund .

For purposes of fundamental policy (4), the Fund may not lend more than 33 1/3% of its total assets, provided that this limitation shall not apply to the Fund ’s purchase of debt obligations.

For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

B-9

MANAGEMENT OF THE FUND

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund . Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee*
Mitchell E. Appel Age: 44	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
				1 2	Forethought Variable Insurance Trust (September 2013- present)

Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 5 9	Trustee	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009 .	1 2	None

James E. Hillman 59 Westminster Rd. Lynbrook, NY 11563 Age: 58	Trustee	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	12	Miller/Howard High Income Equity Fund (November 2014 to present)

Michael Kuritzkes 132 Fairview Rd, Narbeth, PA 19072 Age : 54	Trustee	Since 2015	Consultant, Coronado Advisors LLC since June 2014; Executive Vice President And General Counsel, Harbinger Group Inc. (public holding company), 2013-2014; Executive Vice President and General Counsel, Philadelphia Media LLC, 2010-2013.	12	None

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985-1994; Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
				1 2	None

B-10

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Trustee (Chair of the Board of the Value Line Funds since 2014)	Since 1997	Professor, Skidmore College 2008-2013; Visiting Professor of Classics, Williams College, 1999-2008; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	12	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 76	Trustee	Since 1987	Chairman, Institute for Political Economy.	12	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 66	Trustee	Since 1996	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

Officers
Mitchell E. Appel Age: 44	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC .

Emily D. Washington Age: 36	Treasurer and Chief Financial Officer; Secretary	Since 2009	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011

*	Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

B-11

Committees. The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund ’s independent registered public accounting firm to review the range of their activities and to discuss the Fund ’s system of internal accounting controls. The Audit Committee also meets with the Fund ’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of certain of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested Trustees and supervise Fund governance matters. The Nominating/ Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last calendar year.

Board Structure. The Board is comprised of eight Trustees, seven of whom are not “interested persons” (as that term is defined in the 1940 Act) of theTrust (the “Independent Trustees”). The Board has appointed Dr. Porter (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund ’s business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders.

Risk Oversight. As part of its responsibilities for oversight of the Fund , the Board oversees risk management of the Fund ’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund ’s financial statements, the Fund ’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund ’s internal controls over financial reporting, the Fund ’s disclosure controls and procedures and the Fund ’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Fund ’s compliance program and appointed the Fund ’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund , and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund ’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

B-12

Qualifications and Experience of Trustees. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the A dviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund , or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Mr. Appel has served as an interested Trustee on the Board since 2010. His relevant experience includes serving as president of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007–April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Trustee on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.

Mr. Hillman has served an Independent Trustee on the Board since March 2015. His relevant experience inculdes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of four registered investment advisors and a tax partner of two public accounting firms.

Mr. Kuritzkes has served as an Independent Trustee on the Board since March 2015. His relevant experience inculdes having been an officer and general counsel to several large public and private companies as well as serving on the board of a university-based center for performing arts.

Dr. Oakley has served as an Independent Trustee on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Trustee on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Trustee on the Board since 1987. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Trustee on the Board since 1996. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

B-13

The following table sets forth information regarding compensation of Trustees by the Fund and the eleven other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 201 4 . Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund ’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex
Interested Trustee
Mitchell E. Appel	$-0-	None	None	$-0-
Non-Interested Trustees
Joyce E. Heinzerling	$11,405	None	None	$74 ,000
Francis C. Oakley	$11,405	None	None	$74 ,000
David H. Porter	$11,747	None	None	$81 , 5 00
Paul Craig Roberts	$10,686	None	None	$74 ,000
Nancy-Beth Sheerr	$11,692	None	None	$81 ,000
Daniel S. Vandivort **	$10,130	None	None	$69 , 5 00

*	Messrs. Hillman and Kuritzkes were not trustees of the Fund or any other Value Line Fund during the fiscal year ended December 31, 2014 and accordingly received no compensation from the Fund, a series of the Trust, or any other Value Line Fund during that period.

**	Mr. Vandivort resigned from his positions with the Value Line Funds, effective September 19, 2014.

As of the date of this SAI , GIAC, a Delaware corporation, owned all of the outstanding shares of the Fund . Such shares are allocated to one or more Guardian separate accounts, which are registered as unit investment trusts under the 1940 Act. Accordingly, under the 1940 Act, GIAC is deemed to be in control of the Fund . Nevertheless, when a shareholders’ meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have been allocated monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund ’s shares that are attributable to its Contractowners’ interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectus for its variable annuities and variable life insurance policies. The address of GIAC is 7 Hanover Square, New York, New York 10004. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

B-14

The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Fund and in all of the Value Line Funds as of December 31, 201 4 :

	Dollar Range of	Aggregate Dollar Range of Equity
Name of Persons	Equity S ecurities in the Fund	Securities in All of the Value Line Funds
Interested Trustee
Mitchell E. Appel	None	Over $100,000
Non-Interested Trustees
Joyce E. Heinzerling	None	Over $100,000
James E. Hillman	None	$ -0-
Michael Kuritzkes	None	$ -0-
Francis C. Oakley	None	$50,001 – $100,000
David H. Porter	None	$10,001 – $50,000
Paul Craig Roberts	None	Over $100,000
Nancy-Beth Sheerr	None	$10,001 – $50,000

None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund . The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund ’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund ; however, the Adviser has delegated the implementation of the Fund ’s Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Fund . In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge .

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund ’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

B-15

Election of Directors, Corporate Governance and Routine Matters

●	The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

	●	Increases in the number of authorized shares of or issuances of common stock or other equity securities pursusant to an appropriate detailed plan;

	●	Shareholder rights and recapitalization measures; and

	●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

	●	The adoption of a classified board;

	●	The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

	●	The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans

The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program .

Social Policy Based Proposals

Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund , the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

B-16

Every August, the Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund ’s website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI .

Disclosure of Portfolio Holdings

The Fund ’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Trust’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund ’s top ten holdings and other information regarding the Fund ’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would be not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund ’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Fund ’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund ’s portfolio holdings in order to provide their services to the Fund . Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund ’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund , the Adviser or the Distributor on the other hand, the officer must inform the Fund ’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund ’s Board of Directors. The Trust does not release portfolio holdings information to any person for compensation.

B-17

The Board of Trustees of the Fund has approved the Fund ’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund ’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment advisory agreement between the Fund and the Adviser provides for an advisory fee at an annual rate equal to 0.50% of the Fund ’s average daily net assets. During 201 2 , 201 3 and 201 4 , the Fund paid or accrued advisory fees of $1,648,377 , $1,677,016 and $1,670,169, respectively.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser currently acts as investment adviser to 11 other investment companies which, together with the Fund , constitute the Value Line Funds with combined assets under management of approximately $2. 4 billion as of March 31, 201 5 . Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund . In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund .

B-18

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund . The Fund , the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund . The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

Principal Underwriter. The Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.

Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund . The Adviser has paid State Street $66,900 for each of the prior three fiscal years for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund ’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund ’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund ’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund . Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street.

PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund ’s independent registered public accounting firm.

Ownership and Control of the Adviser. The Adviser’s voting securities are currently held in equal percentages by four shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, Robert E. Rice and R. Alastair Short.

A non-voting profits interest in the Adviser is retained by its predecessor, Value Line. Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.

Value Line has (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.

B-19

Portfolio Managers

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund ’s equity portfolio. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the non-equity portion of the Fund ’s portfolio.

Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Stephen E. Grant is primarily or jointly responsible for the day-to-day management of seven Value Line Funds with combined total assets at December 31, 201 4 of approximately $ 2.0 billion. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of three Value Line Funds with combined total assets at December 31, 201 4 of approximately $ 657 million. Liane Rosenberg is primarily or jointly responsible for the day-to-day management of five Value Line funds with combined total assets at December 31, 201 4 of approximately $ 1.1 billion .

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts .

Ownership of Securities. None of the portfolio managers own any shares of the Fund .

SERVICE AND DISTRIBUTION PLAN

The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund ’s average daily net assets. During the fiscal year ended December 31, 201 4 , fees amounting to $ 1,336,135 before fee waivers were accrued under the Plan. The Distributor incurred $ 874,916 in advertising and other marketing expenses. Effective May 1, 2012 through June 30, 2015, the Distributor contractually agreed to waive a portion of the Fund ’s Rule 12b-1 fee equal to 0.15% of the Fund ’s average daily net assets. For the fiscal year ended December 31, 201 4 , fees waived amounted to $ 501,051 . The Distributor has agreed to extend the contractual fee waiver through June 30, 201 6 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

B-20

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to: (i) costs of printing and distributing the Fund ’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund ; (iii) providing incentives and compensation to GIAC to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund ; and (iv) providing administrative support services to the Fund in connection with the distribution of the Fund ’s shares for use by GIAC in funding Contracts. The Distributor and GIAC have entered into a participation agreement regarding the offering of the Fund ’s shares as an investment option for variable annuity and variable life contracts issued by GIAC. Pursuant to the participation agreement, GIAC is entitled to receive a fee from the Distributor in the amount of 0.25% on shares attributable to Contracts purchased prior to 2003 and 0.40% on shares attributable to Contracts purchased thereafter.

The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Fund shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Fund or that provide support services to owners of Contracts.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan. The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Trust. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.” Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund . These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund ’s shares, an enhancement in the Fund ’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund , increased stability in the Fund ’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the funds in proportion to the number of their shareholders or another reasonable method of allocation.

B-21

Additional Financial Intermediary Compensation

The Fund is available as an underlying investment for variable annuity and variable life insurance Contracts sponsored by GIAC. GIAC, its affiliates and other financial intermediaries (collectively, “intermediaries”) receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Trust and/or from the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares as an investment option under the Contracts or the value of shares underlying the Contracts, and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. Such compensation is in addition to the asset-based charges paid to intermediaries by the Fund under the Plan. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of underlying investment options; “distribution and marketing support” fees for providing assistance in promoting the sale of the Funds’ shares and/or Contracts; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above.

Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.

Payments to an intermediary may be significant to the intermediary and amounts that intermediaries pay to your agent, salesperson, financial advisor or other investment professional may also be significant for your agent, salesperson, financial advisor or other investment professional. Because an intermediary may make decisions about which variable annuity and variable life insurance contracts, and which underlying investment options, it will offer or recommend to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients, and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your agent, salesperson, financial advisor or other investment professional if he or she receives similar payments from his or her intermediary firm.

The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.40% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Service Providers pay to any intermediary from their own assets is 0.05% of the Fund’s average daily net assets. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan, such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

B-22

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund ’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine.

The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund , but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

During 201 2 , 201 3 and 201 4 , the Fund paid brokerage commissions of $12,351 , $8,786 and $3,407, respectively. During 201 4 , all of the Fund ’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions. The reason for the decrease in commissions paid between 201 2 and 201 4 was a reduction in the commission rate and a lower portfolio turnover rate .

Portfolio Turnover. The Fund ’s annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Fund ’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund ’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund ’s Prospectus.

B-23

CAPITAL STOCK

The Fund is a series of the Trust. The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, each with $.01 par value, and to divide the shares of the Trust into separate and distinct series representing interests in different investment portfolios. As of the date of this SAI, the Trustees have authorized two series of the Trust, one of which is the Fund.

The Declaration also authorizes the Trustee to classify and reclassify the shares of the Fund (or any series of the Trust) into one or more series. Each share of the Fund represents a proportionate interest in the Fund’s assets and has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund .

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases and Redemptions. Shares of the Fund are purchased and redeemed at net asset value next calculated after receipt of a purchase order. The Fund may price orders which are received from GIAC after the daily NAV calculation at such day’s NAV provided that the order was received in good standing from the Contractowner by GIAC before the NAV calculation. You should consult your Contract for any additional policies or restrictions applied by GIAC to the purchase or redemption of shares of the Fund . Shares of the Fund are available to the public only through the purchase of certain contracts issued by GIAC. There are no minimum investment requirements.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund ’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund ’s assets at the time.

Calculation of Net Asset Value. Except as provided above, the net asset value of the Fund ’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for business.The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund , less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or are determined not to reflect accurately fair value are valued at fair value as the Board of Trustees or persons acting at their direction may determine in good faith. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

B-24

TAXES

The Fund has elected to be treated, has qualified, and intends to continue to qualify each year for the favorable tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on all investment company taxable income and net capital gain earned by the Fund which are distributed to shareholders in accordance with timing and other requirements of the Code.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, (i) derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund ’s total asset is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund ’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund ’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817 (h) and these regulations treat the assets of the Fund as assets of the related separate accounts and, among other things, limit the extent to which the assets of the Fund may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

B-25

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts. Under these rules, generally Contractholders must not be able to direct the Fund ’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Fund . The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a separate account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the separate account. It cannot be known what standards (if any) might be set forth in such future pronouncements. Failure by a separate account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Fund to penalty taxes (or interest charges in the nature of a penalty tax), require the Fund to dispose of certain assets or subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders. The discussion below generally is based on the assumption that the shares of the Fund will be respected as owned by GIAC and not by the Contractholders and that the Fund will continue to qualify as a regulated investment company.

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC in its capacity as a shareholder of the Fund , rather than by the Contractholders. Contractholders should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

B-26

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the Fund may have to dispose of securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund ’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and therefore are not expected to be distributed as such to shareholders.

The Fund may be invested to a limited extent in debt obligations in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund . Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund , in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares). In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

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Options written or purchased and futures contracts entered into by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an “appreciated financial position” of a “constructive sale” held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund ’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund ’s income and gains or losses and hence of its distributions to shareholders.

The Fund may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Fund , with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the portfolio could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Fund and to certain aspects of its distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies. Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

FINANCIAL STATEMENTS

The Fund ’s financial statements for the year ended December 31, 201 4 , including the financial highlights for each of the five fiscal years in the period ended December 31, 201 4 , appearing in the 201 4 Annual Report to Contractholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

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PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	(1)	Declaration of Trust(1)

(a)	(2)	Amendment to the Declaration of Trust and Establishment and Designation of Series(6)

(b)	By-laws(1) and Amendment to the By-laws.(5)

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement of Value Line Strategic Asset Management Trust(4)

(d)	(2)	Investment Advisory Agreement of Value Line VIP Equity Advantage Fund(7)

(e)	(1)	Distribution Agreement of Value Line Strategic Asset Management Trust(4)

(e)	(2)	Distribution Agreement of Value Line VIP Equity Advantage Fund(7)

(f)	Not applicable.

(g)	(1)	Custodian Agreement of Value Line Strategic Asset Management Trust(1)

(g)	(2)	Custodian Agreement of Value Line VIP Equity Advantage Fund(8)

(h)	(1)	Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line Strategic Asset Management Trust(1)

(h)	(2)	Amendment No. 1 to Participation Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line Funds Variable Trust†

(h)	(3)	Fee Waiver Agreement of Value Line Strategic Asset Management Trust†

(h)	(4)	Expense Limitation Agreement of Value Line VIP Equity Advantage Fund(7)

(h)	(5)	Administration Agreement with State Street Bank and Trust Company of Value Line Strategic Asset Management Trust(3)

(h)	(6)	Administration Agreement with State Street Bank and Trust Company of Value Line VIP Equity Advantage Fund(8)

(i)	(1)	Legal Opinion for Value Line Strategic Asset Management Trust(1)

(i)	(2)	Legal Opinion for Value Line VIP Equity Advantage Fund(8)

(j)	Consent of Independent Registered Public Accounting Firm†

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Service and Distribution Plan of Value Line Strategic Asset Management Trust(2)

(m)	(2)	Service and Distribution Plan of Value Line VIP Equity Advantage Fund(7)

(n)	Code of Ethics of the Fund, the Adviser and the Distributor(5)

(r)	(1)	Powers of Attorney(7)

(r)	(2)	Powers of Attorney for Messrs. Hillman and Kuritzkes†

(1)	Filed as an exhibit to Post-Effective Amendment No. 12, filed February 26, 1999, and incorporated herein by reference.

(2)	Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 2003, and incorporated herein by reference.

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(3)	Filed as an exhibit to Post-Effective Amendment No. 21, filed April 27, 2007, and incorporated herein by reference.

(4)	Filed as an exhibit to Post-Effective Amendment No. 26, filed February 20, 2011, and incorporated herein by reference.

(5)	Filed as an exhibit to Post-Effective Amendment No. 28, filed April 27, 2012, and incorporated herein by reference.

(6)	Filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.

(7)	Filed as an exhibit to Post-Effective Amendment No. 35, filed October 27, 2014, and incorporated herein by reference.

(8)	Filed as an exhibit to Post-Effective Amendment No. 36, filed December 5, 2014, and incorporated herein by reference.

†	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12, filed February 26, 1999.
Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser.

EULAV Asset Management, the investment adviser of the Value Line VIP Equity Advantage Fund and Value Line Strategic Asset Management Trust, acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32.

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Position With
Name	the Adviser	Other Employment Within the Past Two Years

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.

Robert Scagnelli	Vice President	None.

Mark Marrone	Chief Compliance Officer	Senior Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.

Avi T. Aronovitz	Trustee	Senior Vice President/CFO, OTT Americas + Global OVP, Piksel, Inc., 1250 Broadway, NY, NY 10001 since 2012.

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019.

R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017; Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017; Director Tremont Offshore Funds; Director, NorthVu Inc., Toronto, Canada.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line Tax Exempt Fund, Inc.; Worthington Value Line Equity Advantage Fund, a series of Value Line Funds Investment Trust.

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(b)

	(2)	(3)
(1)	Position and Officer	Position and
Name and Principal	with EULAV	Offices with
Business Address	Securities LLC	Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chief Compliance Officer	None

The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management 7 Times Square, 21st Floor, New York, NY 10036
For records pursuant to: Rule 31a-1(b)(4),(5),(6),(7),(10),(11) Rule 31a-1(f)
State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729 For records pursuant to Rule 31a-1(b)(2)(iv)
State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110 For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

Not applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by the Trustees of the Trust as trustees and not individually and that the obligations arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually, but are binding only upon the assets and property of the Trust or the respective series.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2015.

VALUE LINE FUNDS VARIABLE TRUST

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

	Joyce E. Heinzerling*	Trustee	April 30, 2015
(Joyce E. Heinzerling)
	James E. Hillman**	Trustee	April 30, 2015
(James E. Hillman)
	Michael Kuritzkes**	Trustee	April 30, 2015
(Michael Kuritzkes)
	Francis C. Oakley*	Trustee	April 30, 2015
(Francis C. Oakley)
	David H. Porter*	Trustee	April 30, 2015
(David H. Porter)
	Paul Craig Roberts*	Trustee	April 30, 2015
(Paul Craig Roberts)
	Nancy-Beth Sheerr*	Trustee	April 30, 2015
(Nancy-Beth Sheerr)

	/s/ Mitchell E. Appel	Trustee; President and Chief	April 30, 2015
	(Mitchell E. Appel)	Executive Officer (Principal
Executive Officer)

	/s/ Emily D. Washington	Treasurer; Principal Financial	April 30, 2015
	(Emily D. Washington)	and Accounting Officer; Secretary

*By:	/s/ Mitchell E. Appel
(Mitchell E. Appel, attorney-in-fact)

*	Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.
**	Pursuant to Power of Attorney filed as an exhibit to this Post-Effective Amendment.

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our report dated February 13, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to Contractowners of Value Line Strategic Asset Management Trust, one of the Funds comprising Value Line Funds Variable Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights,” “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 30, 2015

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EXHIBIT INDEX

Exhibit Number	Document Title

(h)(2)	Amendment No. 1 to Participation Agreement with The Guardian Insurance + Annuity Company Inc. of Value Line Funds Variable Trust

(h)(3)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(r)(2)	Powers of Attorney for Messrs. Hillman and Kuritzkes

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